                                                                     EXHIBIT 4.3

                                                                 DRAFT  11/17/95




                               THE ROUSE COMPANY

                                      TO

                      THE FIRST NATIONAL BANK OF CHICAGO

                                    TRUSTEE

                            ______________________

                                   INDENTURE

                          DATED AS OF _________, 1995

                            ----------------------

                               _____________/*/



                       __% JUNIOR SUBORDINATED DEBENTURES

                                    DUE 2025




--------------------
/*/ Up to $____________ if the Underwriters referred to herein exercise an over-allotment option.

                Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                         Trust Indenture Act of 1939:

  Trust Indenture                                                Indenture
    Act Section                                                   Section
-------------------                                        --------------------

Section 310(a)(1)    ...................................    609
           (a)(2)    ...................................    609
           (a)(3)    ...................................    Not Applicable
           (a)(4)    ...................................    Not Applicable
           (b)       ...................................    608, 610
Section 311(a)       ...................................    613
           (b)       ...................................    613
Section 312(a)       ...................................    701
                     ...................................    702(a)
           (b)       ...................................    702(b)
           (c)       ...................................    702(c)
Section 313(a)       ...................................    703(a)
           (b)       ...................................    703(a)
           (c)       ...................................    703(a)
           (d)       ...................................    703(b)
Section 314(a)       ...................................    704
           (a)(4)    ...................................    101, 1004
           (b)       ...................................    Not Applicable
           (c)(1)    ...................................    102
           (c)(2)    ...................................    102
           (c)(3)    ...................................    Not Applicable
           (d)       ...................................    Not Applicable
           (e)       ...................................    101, 102
Section 315(a)(1)    ...................................    601
           (a)(2)    ...................................    603
           (b)       ...................................    602
           (c)       ...................................    601
           (d)       ...................................    601
           (e)       ...................................    514
Section 316(a)       ...................................    101
           (a)(1)(A) ...................................    502
                     ...................................    512
           (a)(1)(B) ...................................    513
           (a)(2)    ...................................    Not Applicable
           (b)       ...................................    508
           (c)       ...................................    104(c)
Section 317(a)(1)    ...................................    503
           (a)(2)    ...................................    504
           (b)       ...................................    1003
Section 318(a)       ...................................    107

-----------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                   ARTICLE ONE
            Definitions and other Provisions of General Application
SECTION 101.    Definitions................................................  2
SECTION 102.    Compliance Certificates and Opinions....................... 10
SECTION 103.    Form of Documents Delivered to Trustee..................... 10
SECTION 104.    Acts of Holders; Record Dates.............................. 10
SECTION 105.    Notices, Etc., to Trustee and the Company.................. 12
SECTION 106.    Notice to Holders; Waiver.................................. 12
SECTION 107.    Conflict with Trust Indenture Act.......................... 13
SECTION 108.    Effect of Headings and Table of Contents................... 13
SECTION 109.    Successors and Assigns..................................... 13
SECTION 110.    Separability Clause........................................ 13
SECTION 111.    Benefits of Indenture...................................... 13
SECTION 112.    Governing Law.............................................. 13
SECTION 113.    Legal Holidays............................................. 13


                                  ARTICLE TWO
                                 Security Forms
SECTION 201.    Forms Generally............................................ 14
SECTION 202.    Form of Face of Security................................... 14
SECTION 203.    Form of Reverse of Security................................ 17
SECTION 204.    Form of Trustee's Certificate of Authentication............ 20
SECTION 205.    Form of Legend for Global Securities....................... 20
SECTION 206.    Securities in Global Form.................................. 21


                                 ARTICLE THREE
                                 The Securities
SECTION 301.    Title and Terms............................................ 21
SECTION 302.    Denominations.............................................. 23
SECTION 303.    Execution, Authentication, Delivery and Dating............. 23
SECTION 304.    Temporary Securities....................................... 24
SECTION 305.    Registration, Registration of Transfer and Exchange........ 24
SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities........... 27
SECTION 307.    Payment of Interest; Interest Rights Preserved............. 28
SECTION 308.    Persons Deemed Owners...................................... 29
SECTION 309.    Cancellation............................................... 29
SECTION 310.    Computation of Interest.................................... 29
SECTION 311.    Right of Set-Off........................................... 30
SECTION 312.    CUSIP Numbers.............................................. 30
-----------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (i)

                                                                            Page
                                                                            ----
                                 ARTICLE FOUR
                          Satisfaction and Discharge
SECTION 401.   Satisfaction and Discharge of Indenture..................... 30
SECTION 402.   Application of Trust Money.................................. 31

                                  ARTICLE FIVE
                                    Remedies
SECTION 501.   Events of Default..........................................  32
SECTION 502.   Acceleration of Maturity; Rescission and Annulment.........  33
SECTION 503.   Collection of Indebtedness and Suits for Enforcement
               by Trustee.................................................  34
SECTION 504.   Trustee May File Proofs of Claim...........................  35
SECTION 505.   Trustee May Enforce Claims Without Possession of
               Securities.................................................  35
SECTION 506.   Application of Money Collected.............................  35
SECTION 507.   Limitation on Suits........................................  36
SECTION 508.   Unconditional Right of Holders to Receive Principal
               and Interest...............................................  37
SECTION 509.   Restoration of Rights and Remedies.........................  37
SECTION 510.   Rights and Remedies Cumulative.............................  37
SECTION 511.   Delay or Omission Not Waiver...............................  37
SECTION 512.   Control by Holders.........................................  38
SECTION 513.   Waiver of Past Defaults....................................  38
SECTION 514.   Undertaking for Costs......................................  38
SECTION 515.   Waiver of Usury, Stay or Extension Laws....................  39


                                  ARTICLE SIX
                                  The Trustee
SECTION 601.   Certain Duties and Responsibilities........................  39
SECTION 602.   Notice of Defaults.........................................  39
SECTION 603.   Certain Rights of Trustee..................................  40
SECTION 604.   Not Responsible for Recitals or Issuance of Securities.....  41
SECTION 605.   May Hold Securities........................................  41
SECTION 606.   Money Held in Trust........................................  41
SECTION 607.   Compensation; Reimbursement and Indemnity..................  41
SECTION 608.   Disqualification; Conflicting Interests....................  42
SECTION 609.   Corporate Trustee Required; Eligibility....................  42
SECTION 610.   Resignation and Removal; Appointment of Successor..........  42
SECTION 611.   Acceptance of Appointment by Successor.....................  44
SECTION 612.   Merger, Conversion, Consolidation or Succession to
               Business...................................................  44
SECTION 613.   Preferential Collection of Claims Against Company..........  44
-----------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (ii)

                                                                            Page
                                                                            ----
                                 ARTICLE SEVEN
               Holders' Lists and Reports by Trustee and Company
SECTION 701.    Company to Furnish Trustee Names and Addresses of Holders.  45
SECTION 702.    Preservation of Information; Communications to Holders....  45
SECTION 703.    Reports by Trustee........................................  46
SECTION 704.    Reports by Company........................................  46


                                 ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease
SECTION 801.    Company May Consolidate, Etc., Only on Certain Terms......  46
SECTION 802.    Successor Substituted.....................................  47

                                  ARTICLE NINE
                            Supplemental Indentures
SECTION 901.    Supplemental Indentures Without Consent of Holders........  47
SECTION 902.    Supplemental Indentures with Consent of Holders...........  48
SECTION 903.    Execution of Supplemental Indentures......................  49
SECTION 904.    Effect of Supplemental Indentures.........................  50
SECTION 905.    Conformity with Trust Indenture Act.......................  50
SECTION 906.    Reference in Securities to Supplemental Indentures........  50


                                  ARTICLE TEN
                   Covenants; Representations and Warranties
SECTION 1001.   Payment of Principal and Interest.........................  50
SECTION 1002.   Maintenance of Office or Agency...........................  50
SECTION 1003.   Money for Security Payments to Be Held in Trust...........  51
SECTION 1004.   Statement by Officers as to Default.......................  52
SECTION 1005.   Additional Covenants......................................  52


                                 ARTICLE ELEVEN
                          Subordination of Securities
SECTION 1101.   Securities Subordinate to Senior Indebtedness.............  53
SECTION 1102.   Payment Over of Proceeds upon Dissolution, etc............  53
SECTION 1103.   Payment Permitted If No Default...........................  55
SECTION 1104.   Subrogation to Rights of Holders of Senior Indebtedness...  55
SECTION 1105.   Provisions Solely to Define Relative Rights...............  56
SECTION 1106.   Trustee to Effectuate Subordination.......................  56
SECTION 1107.   No Waiver of Subordination Provisions.....................  56
-----------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     (iii)

                                                                            Page
                                                                            ----
SECTION 1108.    Notice to Trustee........................................  57
SECTION 1109.    Reliance on Judicial Order or Certificate of Liquidating
                 Agent....................................................  58
SECTION 1110.    Rights of Trustee as a Holder of Senior Indebtedness;
                 Preservation of Trustee's Rights.........................  58
SECTION 1111.    Article Applicable to Paying Agents......................  58


                                 ARTICLE TWELVE
                            Redemption of Securities
SECTION 1201.    Optional Redemption; Conditions to Optional Redemption...  59
SECTION 1202.    Applicability of Article.................................  59
SECTION 1203.    Election to Redeem; Notice to Trustee....................  59
SECTION 1204.    Selection by Trustee of Securities to Be Redeemed........  60
SECTION 1205.    Notice of Redemption.....................................  60
SECTION 1206.    Deposit of Redemption Price..............................  61
SECTION 1207.    Securities Payable on Redemption Date....................  61
SECTION 1208.    Securities Redeemed in Part..............................  61
-----------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      (iv)

          INDENTURE, dated as of _________, 1995, between The Rouse Company, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company"), having its principal office at 10275 Little Patuxent Parkway, Columbia, Maryland, 21044-3456 and The First National Bank of Chicago, a national banking association, as Trustee (herein called the "Trustee"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Amended and Restated Trust Agreement, dated as of ________, 1995 (the "Trust Agreement"), among the Company, as Depositor, The First National Bank of Chicago, as the property trustee thereunder, Michael J. Majchrzak, as the Delaware trustee thereunder, and the administrative trustees named therein as in effect on the date hereof, the form of which is attached as Annex A hereto.

                            RECITALS OF THE COMPANY

          WHEREAS, Rouse Capital may pursuant to the Underwriting Agreement (the "Underwriting Agreement"), dated __________, 1995, among the Company, Rouse Capital and the Underwriters named therein issue $____________ (or up to $__________ if the Underwriters' overallotment option is exercised) aggregate liquidation preference of its __% Cumulative Quarterly Income Preferred Securities (the "Preferred Securities") with a liquidation amount of $25 per Preferred Security;

          WHEREAS, the Company is guaranteeing the payment of distributions on the Preferred Securities, and payment of the Redemption Price (as defined in the Trust Agreement) and payments on liquidation with respect to the Preferred Securities, to the extent provided in the Guarantee Agreement, dated _________, 1995 (the "Parent Guarantee"), between the Company and The First National Bank of Chicago, as guarantee trustee, for the benefit of the holders of the Preferred Securities;

          WHEREAS, (i) the Company wishes to sell to Rouse Capital, and Rouse Capital wishes to purchase from the Company, Securities (as defined below) in an aggregate principal amount equal to $____________ (or up to $____________ if the Underwriters' over-allotment option is exercised in full), and in satisfaction of the purchase price for such Securities, the administrative trustees of Rouse Capital, on behalf of Rouse Capital, will deliver to the Company the sum of $____________ (or $____________ if the over-allotment is exercised in full) and
(ii) Rouse Capital wishes to sell to the Company, and the Company wishes to purchase from Rouse Capital, Common Securities certificates evidencing an ownership interest in Rouse Capital, registered in the name of the Company, having an aggregate liquidation amount of $____________ (or $____________ if the over-allotment option is exercised in full) and in satisfaction of the purchase price for such Common Securities, the Company will deliver to Rouse Capital the sum of $____________ or ($____________ if the overallotment option is exercised in full);

          WHEREAS, the Company has duly authorized the creation of an issue of its __% Junior Subordinated Debentures due 2025 (the "Securities") of the tenor and amount hereinafter set forth and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture; and

          WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, respectively, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        Definitions and other Provisions
                             of General Application

SECTION 101.   Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act (as defined below), either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise expressly provided herein, the term "generally accepted accounting principles" with respect to any computation acquired or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder (as defined below), has the meaning specified in Section 104.

          "Additional Interest Attributable to Deferral" means interest that shall accrue on any interest on the Securities that is in arrears for more than one quarter or not paid during an Extension Period (as defined below), which in either case shall accrue at the rate of __% per annum compounded quarterly.

          "Additional Interest Attributable to Taxes" means, if Rouse Capital is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received by Rouse Capital and available for distribution to holders of the Preferred Securities and the Common Securities by Rouse Capital after paying such taxes, duties, assessments or governmental charges shall not be less than the amounts Rouse Capital would have received had no such taxes, duties, assessments or governmental charges been imposed.

          "Additional Interest" means the sum of Additional Interest Attributable to Deferral and Additional Interest Attributable to Taxes.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means a day other than (x) a Saturday or a Sunday, (y) a day on which banks in the State of Maryland or The City of New York are authorized or obligated by law or executive order to remain closed or (z) a day on which the Corporate

Trust Office of the Trustee, or the principal office of the Property Trustee under the Trust Agreement, is closed for business.

          "Capital Stock" of the Company means any and all shares, interests, participations or other equivalents (however designated) of the Company's capital stock (including, without limitation, common stock and preferred stock) or other equity interests whether now outstanding or issued after the date of this Indenture.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, a Vice Chairman, its President, its Chief Executive Officer or a Vice President, and by its Treasurer, or Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is The First National Bank of Chicago, c/o First Chicago Trust Company of New York, 14 Wall Street, 8th Floor - Window 2, New York, New York 10005, Attention: Corporate Trust Administration.

          "corporation" means a corporation, association or company, including without limitation, a limited liability company, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, that is designated to act as Depositary for the Securities in global form until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

          "Equity Issuance" means (i) an issuance by the Company of its Capital Stock, or (ii) a PIPS Issuance (as defined below).

          "Event of Default" has the meaning specified in Section 501.

          "Expense Agreement" has the meaning assigned to such term in the Trust Agreement.

          "Extension Period" has the meaning assigned in Section 301.

          "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

          "Global Security" means a Security that evidences all or part of the Securities, bears the legend set forth in Section 205 and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

          "Holder" means a Person in whose name a Security is registered in the Security Register (as defined below).

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and to govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date", when used with respect to any installment of interest on a Security, means the date specified in such Security as the fixed date on which an installment of interest with respect to the Securities is due and payable.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 501(3).

          "Officers' Certificate" means a certificate signed by (i) the Chairman, a Vice Chairman, the President, the Chief Executive Officer, a Vice President, or the Treasurer of the Company and (ii) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause
(ii) above. One of the officers signing an Officer's Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to Section 306, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in
                                                 --------  -------
determining whether the Holders of the required principal amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities, or any Affiliate of the Company (other than Rouse Capital) or such other obligor, shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded.

          "Parent Guarantee" has the meaning specified in the Recitals to this instrument.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company which shall initially be The First National Bank of Chicago.

          "Person" means any individual, corporation, partnership, joint venture, trust, company, including without limitation, a limited liability company, association, joint stock company, business trust or corporation, unincorporated organization or government or any agency or political subdivision thereof.

          "PIPS Issuance" means an issuance by any Affiliate of the Company of periodic income preferred securities which are substantially comparable in economic effect to the Preferred Securities, the proceeds of which are invested in debt securities of the Company which are substantially comparable in economic effect to the Securities.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Securities" has the meaning specified in the Recitals to this instrument.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the Business Day next preceding such Interest Payment Date; provided,
                                                                       --------
however, that if the Securities cease to be held by the Property Trustee, the
-------
relevant record date shall be 15 days prior to the relevant Interest Payment
Date.

          "Representative" means an indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning specified in the Recitals to this instrument.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred, created or assumed: (i) all indebtedness of the Company (other than any obligations to trade creditors) evidenced by notes, debentures, bonds or other securities sold by the Company for money borrowed and capitalized lease obligations of the Company that would be capitalized on a balance sheet of the Company prepared in accordance with generally accepted accounting principles; (ii) all indebtedness of others of the kinds described in the preceding clause (i) with an express written obligation of the Company to repay the principal or other amount of the debt during the full term of the indebtedness; and (iii) all renewals, extensions or refundings of indebtedness of the kinds described in either of the preceding clauses (i) or
(ii), unless, in the case of any particular indebtedness, lease obligation, guarantee, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease obligation, renewal, extension or refunding is expressly made pari passu with or subordinate to the Securities.
                            ---- -----

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Additional Interest), of such Security or such installment of interest is due and payable.

          "Subsidiary" means any Person a majority of the equity ownership or the voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Tax Event" means the receipt by Rouse Capital or the Company, as the case may be, of an opinion of counsel experienced in such matters to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or treaties (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to adopt such procedures or regulations) ("Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision or any interpretation or pronouncement that provides for a position with respect to such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or decision is announced on or after the date of the first issuance of the Preferred Securities, there is more than an insubstantial risk that (i) Rouse Capital is, or will be, subject to United States federal income tax with respect to interest received on the Securities,
(ii) interest payable by the Company on the Securities is not, or will not be, fully deductible for United States federal income tax purposes, or (iii) Rouse Capital is, or will be, subject to more than a de minimis amount of other taxes,
                                               ----------
duties or other governmental charges other than franchise and other similar taxes.

          "Trust Agreement" has the meaning specified in the first paragraph of this Indenture.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.   Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

SECTION 103.   Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person in required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form any instrument.

SECTION 104.   Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.   Notices, Etc., to Trustee and the Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, return receipt requested or sent by a nationally recognized overnight mail service to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.   Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in a notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.

          All covenants and agreements contained in this Indenture of the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   GOVERNING LAW.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 113.   Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal of the

Securities shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment of interest or principal of the Securities, as the case may be, shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                  ARTICLE TWO

                                 Security Forms

SECTION 201.   Forms Generally.

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          If at any time the Securities are no longer held solely by the Property Trustee, the Company may make such changes, additions and deletions to the form of Securities herein provided for in order to reflect the holding of the Securities by a Person or Persons other than the Property Trustee.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.   Form of Face of Security.

                               THE ROUSE COMPANY

                       __% Junior Subordinated Debenture

                                    due 2025

No. _____________                                                      $________
                                                              CUSIP No. ________

          THE ROUSE COMPANY, a corporation duly organized and existing under the laws of the State of Maryland (herein called "Rouse", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of

________ DOLLARS ($________) on ____________, 2025 and to pay interest on said principal sum from _________, 1995 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year, commencing ____________, 1995, at the rate of __% per annum plus Additional Interest, if any, until the principal hereof shall have become due and payable, and at a rate of __% per annum, compounded quarterly, on any overdue principal. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in Maryland or The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the property trustee under the Trust Agreement (as defined in the Indenture), is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which, so long as the Property Trustee shall be the sole holder of all of the Securities, shall be the close of business on the Business Day next preceding such Interest Payment Date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Rouse shall have the right at any time during the term of this Security, from time to time, to extend the interest payment period of such Security for up to 20 consecutive quarters (each, an "Extension Period"), during which periods interest will compound quarterly and Rouse shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which Rouse shall pay all interest then accrued and unpaid (together with Additional Interest thereon); provided that Rouse shall not defer the interest payment period with respect to Additional Interest Attributable to Taxes; provided further that during any such Extension Period, Rouse shall not declare or pay any dividend or distribution (other than a dividend or distribution in common stock of Rouse or other security junior in right of payment to the Securities) on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its outstanding Capital Stock, or make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee) or repurchase, or cause any of the Subsidiaries to repurchase, any security of Rouse ranking pari passu with or subordinate to this
                                          ---- -----
Security (except on a ratable basis with securities ranking pari passu with this
                                                            ---- -----
Security). Prior to the termination of any such Extension Period, Rouse may further extend the interest payment period, provided that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of this Security. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, Rouse may select a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period except at the end thereof. Rouse shall give the Holder of this Security and the Trustee notice of its selection of an Extension Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date Rouse Capital is required to give notice to The New York Stock Exchange, Inc. or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date. Payment of the principal of and interest on this Security will be made at the office or agency of Rouse maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of Rouse payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture of each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions. Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, The Rouse Company has caused this instrument to be duly executed under its corporate seal.

Dated:          ,
        --------  ----

                              THE ROUSE COMPANY

                              By:
                                  ------------------------------------
                              Name:
                              Title:

Attest:

---------------------------


SECTION 203.   Form of Reverse of Security.

          This Security is one of a duly authorized issue of Securities of Rouse, designated as its __% Junior Subordinated Debentures due 2025 (herein called the "Securities"), limited in aggregate principal amount to the sum of
(a) $____________ and (b) the aggregate liquidation preference of the Preferred Securities purchased by the Underwriters at the Second Time of Delivery (both as defined in the Underwriting Agreement) pursuant to the Underwriting Agreement divided by 0.97, issued under an Indenture, dated as of _________, 1995 (herein called the "Indenture"), between Rouse and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, Rouse and the Holders of the Securities and holders of the Preferred Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          All terms used in this Security but not defined have the meanings assigned to them in the Indenture or in the Trust Agreement.

          At any time on or after ____________, 2000, Rouse shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Security, without premium or penalty, in whole or in part, at a Redemption Price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest, including any Additional Interest, to the Redemption Date with the proceeds of one or more Equity Issuances, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. Rouse shall not redeem the Securities in part unless (a) all accrued and unpaid interest (including any Additional Interest) has been paid in full on all Securities Outstanding for all quarterly interest periods terminating on or prior to the Redemption Date and (b) no Extension Period is in effect. If a Tax Event (as defined in the Indenture) shall occur and be continuing, Rouse shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Security without premium or penalty, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof plus accrued but unpaid interest, including any Additional Interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice, at the Redemption Price. If the Securities are only partially redeemed by Rouse, the Securities will be redeemed pro rata, by lot or in such other manner as the Trustee shall deem appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to twenty-five U.S. dollars ($25) or any integral multiple thereof) of the principal amount of any Security.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions for satisfaction and discharge at any time of the entire indebtedness of this Security upon compliance by Rouse with certain conditions set forth in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Rouse and the rights of the Holders of the Securities under the Indenture at any time by Rouse and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding.

          The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by Rouse with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request during such 60 day period; provided, however, that such limitations do not apply
                           -------- --------
to a suit instituted by the Holder hereof for the enforcement of payment of principal of or any interest on this Security on or after the respective due date expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of Rouse, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of Rouse in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Rouse and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but Rouse may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, Rouse, the Trustee and any agent of Rouse or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither Rouse, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 204.   Form of Trustee's Certificate of Authentication.

          This is one of the Securities referred to in the within-mentioned Indenture.


                              The First National Bank of Chicago,
                              as Trustee

                                      By:
                                          ----------------------------------
                                                  Authorized Signatory

SECTION 205.   Form of Legend for Global Securities.

          Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

SECTION 206.   Securities in Global Form.

          If Securities are distributed to the holders of the Preferred Securities pursuant to a dissolution of Rouse Capital in accordance with the terms of the Trust Agreement, such Securities initially will be issued in global form. A Security in global form shall represent such of the outstanding Securities as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

                                 ARTICLE THREE

                                 The Securities

SECTION 301.   Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to the sum of (a) $____________ and (b) the aggregate liquidation preference of the Preferred Securities purchased by the Underwriters on the Second Time of Delivery pursuant to and in accordance with the terms and provisions of the Underwriting Agreement divided by 0.97, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities pursuant to Section 304, 305, 306, 906 or 1208.

          The Securities shall be known and designated as the "__% Junior Subordinated Debentures due 2025" of the Company. Their Stated Maturity shall be ___________, 2025, and they shall bear interest at the rate of __% per annum, from ___________, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing ___________, 1995 until the principal thereof is paid or made available for payment. Interest will compound quarterly and will accrue at the rate of __% per annum on any interest installment in arrears for more than one quarter, or any overdue principal and during an extension of an interest payment period as set forth below in this Section 301. In the event that any date on which interest is payable on the Securities is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (except that, if such

Business Day is in the next succeeding calendar year, such Interest Payment Date shall be the immediately preceding Business Day) and without any interest or other payment in respect of any such delay.

          The Company shall have the right, at any time during the term of the Securities, from time to time to extend the interest payment period for up to 20 consecutive quarters (the "Extension Period") during which period interest will compound quarterly and the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid thereon (together with Additional Interest); provided that the Company shall not defer the interest payment period with respect to Additional Interest Attributable to Taxes; and provided further that during any such Extension Period, the Company shall not declare or pay any dividend or distribution (other than a dividend or distribution in common stock of the Company or other security junior in right of payment to the Securities) on, or redeem purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock, or make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee) or repurchase, or cause any of its Subsidiaries to repurchase, any securities of the Company ranking pari passu with or subordinate to the Securities (except on a ratable
        ---- -----
basis with securities ranking pari passu with the Securities).  Prior to the
                              ---- -----
termination of any such Extension Period, the Company may further extend the interest payment period, provided that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of the Securities. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the foregoing requirements. Except for Additional Interest Attributable to Taxes, no interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give Rouse Capital and the Trustee notice of its selection of such Extension Period subject to the above requirements at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date Rouse Capital is required to give notice to The New York Stock Exchange, Inc. or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date. If the Property Trustee is the sole Holder of the Securities, the Trustee shall promptly notify the holders of the Preferred Securities of the Company's selection of such an Extension Period. If the Property Trustee ceases to be the sole Holder of the Securities, the Company shall give the Trustee and the Holders of the Securities notice of its selection of such Extension Period subject to the above requirements at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date that the Company is required to give notice to The New York Stock Exchange, Inc. or other applicable self-regulatory organization, or to the Holders of the

Securities, of the record or payment date of such related interest payment, but in no event less than two Business Days prior to such record date.

          The principal of and interest on the Securities shall be payable (i) in the case of all Securities represented by one or more Global Securities registered in the name of a Depositary or its nominee, to such Depositary or such nominee and (ii) in the case of any Securities issued in definitive registered form, to the Persons in whose names the Securities are registered at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, except with respect to a Global Security, at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register; and provided further that for so long as any Security is registered in the name of the Property Trustee, payment of principal (including the Redemption Price and interest) shall be made by wire transfer in immediately available funds at such place and to such account as may be designated by the Property Trustee.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Eleven. The Securities shall be senior in right of payment to the Parent Guarantee.

          The Securities shall be redeemable as provided in Article Twelve.

SECTION 302.   Denominations.

          The Securities shall be issuable only in registered form, without coupons, and only in denominations of $25 and any integral multiple thereof.

SECTION 303.   Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman, one of its Vice Chairman, its President, its Chief Executive Officer, or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.   Temporary Securities.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.   Registration, Registration of Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities (except Global Securities) may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or its attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1208 not involving any transfer.

          If the Securities are to be redeemed in part, the Company will not be required to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any such Securities that may be selected for redemption and ending at the close of business on the day of such mailing, except the unredeemed portion of any such Securities being redeemed in part.

          Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, as more fully set forth below (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated in such Global Security. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

          Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 304, 306, 906 or 1208 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

          If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for a Global Security ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when such Depositary is required to be so registered in order to act as a Depositary, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, shall authenticate and deliver Securities in definitive registered form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

          Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be canceled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Additional Interest), which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309.   Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.   Computation of Interest.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.   Right of Set-Off.

          Notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Parent Guarantee.

SECTION 312.   CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.   Satisfaction and Discharge of Indenture.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                       (i)  have become due and payable, or

                       (ii) will become due and payable at their Stated Maturity
               within one year or

                       (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to pay Additional Interest Attributable to Taxes, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.   Events of Default.

          "Event of Default", wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Eleven or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) failure for 30 days to pay any interest on the Securities, including any Additional Interest in respect thereof, when due (subject to the deferral of any due date in the case of an Extension Period); or

          (2) failure to pay any principal on the Securities when due whether at Stated Maturity, upon redemption by declaration or otherwise; or

          (3) failure to observe or perform in any material respect any other covenant herein for 90 days after written notice to the Company from the Trustee or the holders of at least 25% in principal amount of the Outstanding Securities specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) a decree or order is entered by a court having jurisdiction in the premises (i) for relief in respect of the Company in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (ii) adjudging the Company a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

          (5) the Company institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the Company consents to the entry of a decree or order for relief in respect of the Company in any involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or to the institution of bankruptcy or insolvency proceedings against the Company, or the Company files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action.

          In addition to the foregoing rights, upon any Event of Default, the Property Trustee shall have the right to take any other action it may deem necessary or desirable as a creditor with respect to the Securities.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default occurs and is continuing, then and in every such case the Trustee, the Holders of at least 25% in aggregate principal amount of the Outstanding Securities or the holders of at least 25% in aggregate liquidation preference of Preferred Securities then outstanding shall have the right to declare the principal of and the interest on all the Securities (including any Additional Interest) and any other amounts payable hereunder to be due and payable immediately by a written notice to the Company (and to the Trustee if by the Holders or the holders of the Preferred Securities). Upon any such declaration, such principal and all accrued interest shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities, in the case of a declaration of acceleration by the Holders, or the holders of a majority in aggregate liquidation preference of Preferred Securities then outstanding, in the case of a declaration by the holders of Preferred Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest (including any Additional Interest) on all Securities,

               (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days (subject to the deferral of any due and payable interest in the case of an Extension Period), or

          (2) default is made in the payment of the principal of any Security at the Maturity thereof,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Interest), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the

Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.

          Subject to Article Eleven, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Additional Interest), respectively; and

          THIRD:  The balance, if any, to the Company.

SECTION 507.   Limitation on Suits.

          No Holder of any Security or holder of any Preferred Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder or holder of a Preferred Security, as the case may be, has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities or the holders of not less than 25% in aggregate liquidation preference of the Preferred Securities, as the case may be, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders or holder or holders of Preferred Securities, as the case may be, have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities in the case of a proceeding instituted by a Holder or Holders or by the holders of a majority in liquidation preference of the outstanding Preferred Securities in the case of a proceeding instituted by a holder or holders of Preferred Securities;

it being understood and intended that no one or more Holders or holders of Preferred Securities, as the case may be, shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or holders of Preferred Securities, as the case may be, or to obtain or to seek to obtain priority or preference over any other Holders or holders of Preferred Securities, as the case may be, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders or holders of Preferred Securities, as the case may be.

SECTION 508.   Unconditional Right of Holders to Receive Principal and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Interest) on such Security on the respective Stated Maturities (subject, in the case of payments of interest, to the deferral of any due date in the case of an Extension Period) expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Any holder of Preferred Securities shall have the right to institute suit for the enforcement of any such payment to such holder with respect to Securities having a principal amount equal to the aggregate liquidation preference of the Preferred Securities held by such holder.

SECTION 509.   Restoration of Rights and Remedies.

          If the Trustee or any Holder or holder of a Preferred Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder or holder of a Preferred Security, as the case may be, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, the Holders and the holders of the Preferred Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders and the holders of the Preferred Securities shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee, the Holders or the holders of Preferred Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee, any Holder of any Security or any holder of a Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of

Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, to the Holders or to the holders of the Preferred Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of the Preferred Securities, as the case may be.

SECTION 512.   Control by Holders.

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.   Waiver of Past Defaults.

          Subject to Section 902 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest (including any Additional Interest) on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration have been deposited with the Trustee); or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such court to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Interest) on any Security.

SECTION 515.   Waiver of Usury, Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.   Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.

          The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.   Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its choice and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.

          The Trustee, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent. Money held by the Trustee in trust hereunder shall not be invested by the Trustee pending distribution thereof to the holders of the Securities.

SECTION 606.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.   Compensation; Reimbursement and Indemnity.

          The Company agrees

          (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustees and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.   Disqualification; Conflicting Interests.

          The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 609.   Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder that has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder that has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee

          (a) semiannually, not later than February 15 and August 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.   Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.   Reports by Trustee.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.   Reports by Company.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same are so required to be filed with the Commission.

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with, merge into or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Interest) on all the Securities and the performance or observance of every covenant of this Indenture, the Trust Agreement, the Parent Guarantee and the Expense Agreement on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) such consolidation or merger or conveyance, transfer or lease of properties or assets of the Company does not give rise to any breach or violation of, the Trust Agreement or the Parent Guarantee; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.   Successor Substituted.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein or in the Securities conferred upon the Company;

          (3) to cure any ambiguity or to correct any provision herein which may be defective or inconsistent with any other provision herein;

          (4) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

          (5) to evidence and provide the acceptance of the appointment of a successor Trustee hereunder; or

          (6) to make any other change that does not adversely affect the rights of any Holder, including without limitation changes to the form of the Securities in accordance with Section 201 hereof.

SECTION 902.   Supplemental Indentures with Consent of Holders.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) (other than, with respect to any installment of interest, the deferral of any due date in the case of an Extension Period in accordance with the provisions of this Indenture) on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders or the holders of the Preferred Securities,

          (2) change the place or currency of payment of principal or interest on the Junior Subordinated Debentures,

          (3) change the date on which the Securities may be redeemed by the Company pursuant to Section 1201 to an earlier date,

          (4) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (5) modify any of the provisions of this Section, Section 513 or
     Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

provided, that, so long as any of the Preferred Securities remains outstanding, no such amendment shall be made that adversely affects the holders of the Preferred Securities and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of the outstanding Preferred Securities unless and until the Securities and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                   Covenants; Representations and Warranties

SECTION 1001.  Payment of Principal and Interest.

          The Company will duly and punctually pay the principal of and interest, including Additional Interest, on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain in the United States an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (inside or outside the United States) where the securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent, it will, on or at the option of the Company before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. In such case the Company shall not invest the amount so segregated and held in trust pending the distribution thereof except in instruments having a maturity of less than 15 days and issued by the United States Government.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Additional Covenants.

          The Company covenants and agrees that it will not declare or pay any dividend or distribution (other than a dividend or distribution in common stock of the Company or other security junior in right of payment to the Securities) on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock, or make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee), or repurchase, or cause any of its Subsidiaries to repurchase, any securities of the Company ranking pari passu with or subordinate to the Securities (except on a ratable
        ---- -----
basis with securities ranking pari passu with the Securities) if at such time
                              ----------
(i) there shall have occurred any event of which the Company has actual knowledge that (a) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) the Company shall be in default with respect to its payment of any obligations under the Parent Guarantee or (iii) the Company shall have given notice of its selection of an Extension Period as provided herein (which notice shall not have been rescinded) and such period, or any extension thereof, shall have commenced and be continuing.

          The Company also covenants (i) to maintain 100% ownership of the Common Securities of Rouse Capital; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily dissolve, wind-up or terminate Rouse Capital, except in connection with a distribution of the Securities to the holders of Preferred Securities in liquidation of Rouse Capital or in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement (including, without limitation, the provisions permitting Rouse Capital to redeem the Preferred Securities upon the occurrence of a Tax Event as provided in the Trust Agreement), to cause Rouse Capital to remain a business trust and not to be classified as an association taxable as a corporation for United States federal income tax purposes.

                                 ARTICLE ELEVEN

                          Subordination of Securities

SECTION 1101.  Securities Subordinate to Senior Indebtedness.

          The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, notwithstanding anything to the contrary contained herein, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash or cash equivalents of all Senior Indebtedness.

SECTION 1102.  Payment Over of Proceeds upon Dissolution, etc.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event:

          (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents, before the Holders of the Securities are entitled to receive any payment on account of principal of or interest on the Securities; and

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Eleven, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities (except, so long as the effect of this parenthetical clause is not to cause the Securities to be treated in any case or proceeding or similar event described in Subsection (a), (b) or (c) of this
     Section 1102 as part of the same class of claims as the Senior Indebtedness or any class of claims on a parity with or senior to the Senior Indebtedness, for any such payment or distribution of securities which (i) are unsecured, (ii) have an average life and final maturity no shorter than the average life and final maturity of the Securities and (iii) are subordinated, to at least the same extent as the Securities, to the payment of all Senior Indebtedness then outstanding), shall be paid by the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their Representative or Representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, and other amounts due on or in connection with, the Senior Indebtedness to the extent necessary to make payment in full in cash or cash equivalents of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company into, another corporation, partnership or trust or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation, partnership or trust upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the corporation, partnership or trust formed by such consolidation or into which the Company is merged or the corporation, partnership or trust which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

SECTION 1103.  Payment Permitted If No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1102, from making payments at any time of principal of or interest on the Securities.

SECTION 1104.  Subrogation to Rights of Holders of Senior Indebtedness.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to the same extent as the Securities are subordinated and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1105.  Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitations set forth in Article Five and to the rights, if any, under this Article of the holders of Senior Indebtedness in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1102, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1106.  Trustee to Effectuate Subordination.

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 1107.  No Waiver of Subordination Provisions.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1108.  Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payments to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder of Senior Indebtedness or from any Representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 602, shall be entitled in all respects to assume that no such facts exist; provided,
                                                                      --------
however, that if the Trustee shall have not have received the notice provided
-------
for in this Section 1109 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date. Nothing in this Section 1108 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 1102.

          Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a Representative therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a Representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1109.  Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1110. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1111.  Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided,
                                                                 --------
however, that (i) Section 1110 shall not apply to the Company or any Affiliate
-------
of the Company if it or such Affiliate acts as Paying Agent and (ii) any notice required by this Article Eleven to be given by the holders of, or a Representative for, Senior Indebtedness need only be given to the Trustee and not to any Paying Agent.

                                 ARTICLE TWELVE

                            Redemption of Securities

SECTION 1201.  Optional Redemption; Conditions to Optional Redemption.

          At any time on or after ____________, 2000, the Company shall have the right, subject to the last sentence of this Section 1201, to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, to the Redemption Date, with the proceeds of one or more Equity Issuances; provided, however, that
                                              --------  -------
installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If a Tax Event shall occur and be continuing, the Company shall have the right to redeem the Securities in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof plus accrued but unpaid interest, including any Additional Interest, to the Redemption Date; provided,
                                                                     --------
however, that installments of interest whose Stated Maturity is on or prior to
-------
the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          For so long as Rouse Capital is the Holder of all Securities Outstanding, the proceeds of any redemption described in this Section 1201 shall be used by Rouse Capital to redeem Preferred Securities and Common Securities in accordance with their terms. The Company shall not redeem the Securities in part unless (a) all accrued and unpaid interest (including any Additional Interest) has been paid in full on all Securities Outstanding for all quarterly interest periods terminating on or prior to the Redemption Date and (b) no Extension Period is in effect.

SECTION 1202.  Applicability of Article.

          Redemption of Securities at the election of the Company, as permitted by Section 1201, shall be made in accordance with such provision and this Article.

SECTION 1203.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem Securities pursuant to Section 1201 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter time shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to
Section 1204.

SECTION 1204.  Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method (including pro rata or by lot) as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or any integral multiple thereof) of the principal amount of the Securities.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1205.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

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

          (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1206.  Deposit of Redemption Price.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1207.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, compounded quarterly.

SECTION 1208.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in

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

writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  ------------------------------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              THE ROUSE COMPANY

                              By:
                                  ---------------------------------------
                              Name:
                              Title:

Attest:

-------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO, as Trustee


                              By:
                                  ---------------------------------------
                              Name:
                              Title:

Attest:

-------------------------------

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